                                                        [LOGO]
                                                        FORTIS
                                          Solid partners, flexible solutions-SM-


Global reach, WORLD-CLASS investment POTENTIONAL


                                                     Fortis international stock
                                                     funds annual report
                                                     October 31, 2001




                                 [GRAPHIC]


Fortis International Equity Fund

Fortis Global Growth Fund

FORTIS WORLDWIDE PORTFOLIOS, INC. ANNUAL REPORT

  CONTENTS

  LETTER TO SHAREHOLDERS                                          1

  SCHEDULES OF INVESTMENTS
     GLOBAL GROWTH PORTFOLIO                                      3
     INTERNATIONAL EQUITY PORTFOLIO                               5

  STATEMENTS OF ASSETS AND LIABILITIES                            8

  STATEMENTS OF OPERATIONS                                        9

  STATEMENTS OF CHANGES IN NET ASSETS
     GLOBAL GROWTH PORTFOLIO                                     10
     INTERNATIONAL EQUITY PORTFOLIO                              11

  NOTES TO FINANCIAL STATEMENTS                                  12

  INDEPENDENT AUDITORS' REPORT                                   19

  FEDERAL TAX INFORMATION                                        20

  DIRECTORS AND OFFICERS                                         21

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 7:00 p.m. CST, Monday thru Friday

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579, OR VISIT US ON THE WEB AT WWW.FFG.US.FORTIS.COM.

HOW TO USE THIS REPORT

For a quick overview of the funds' performance during the past twelve months, refer to the Highlights box below. The letters from the portfolio managers provide more detailed analysis of the funds and financial markets.

The charts following the letters are useful because they provide more information about your investments. The top holdings charts show the types of securities in which the fund invests, and the pie charts show a breakdown of each fund's assets by country. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions. Additional information concerning fund performance and policies can be found in the Notes to Financial Statements.

The performance charts graphically compares each funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

SEPTEMBER 11, 2001

The events of September 11, 2001 have impacted us all in many ways. Our thoughts and prayers go out to everyone who suffered a personal loss in this tragedy.

As you are aware, the United States stock markets were closed from September 11th until September 14th. Therefore, mutual fund transactions were not processed. Beginning on Monday, September 17th the stock markets re-opened and the mutual fund industry, including the Fortis Funds, were once again operating as usual.

While the events of September 11th have had an effect on the U.S. and world financial markets, we want to reassure you that the Fortis Funds' operational and investment infrastructure, including our shareholder record keeping systems, were not impacted by the event. No records were lost. We have back-up procedures for our record keeping systems and disaster recovery plans in place that are aimed at minimizing the possibility of any disaster impacting our operations.

HIGHLIGHTS

FOR THE YEAR ENDED OCTOBER 31, 2001:

                                                 CLASS A     CLASS B     CLASS C     CLASS H
                                                 --------    --------    --------    --------
GLOBAL GROWTH PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 32.51     $ 31.01     $ 31.12     $ 31.01
  End of year................................    $ 18.76     $ 17.70     $ 17.77     $ 17.70
DISTRIBUTIONS PER SHARE
  From net realized gains on investments.....    $2.0520     $2.0520     $2.0520     $2.0520
INTERNATIONAL EQUITY PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 19.60     $ 19.38     $ 19.38     $ 19.36
  End of year................................    $ 13.31     $ 13.06     $ 13.06     $ 13.05

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 45.5%
United Kingdom                17.3%
Cash Equivalents/Receivables   6.0%
Japan                          5.9%
Germany                        5.2%
France                         4.9%
South Korea                    3.5%
Other                          2.7%
Finland                        2.7%
Switzerland                    2.7%
Spain                          2.5%
Sweden                         1.1%

TOP 10 EQUITY HOLDINGS AS OF 10/31/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Vodafone Group plc (United Kingdom)                     3.8%
 2.  Marks & Spencer plc (United Kingdom)                    2.8%
 3.  Citigroup, Inc. (United States)                         2.8%
 4.  Microsoft Corp. (United States)                         2.5%
 5.  Samsung Electronics Co. Ltd. GDR (South Korea)          2.4%
 6.  TotalFinaElf S.A. (France)                              2.3%
 7.  Johnson & Johnson (United States)                       2.2%
 8.  Staples, Inc. (United States)                           2.1%
 9.  Rentokil Initial plc (United Kingdom)                   2.0%
10.  AOL Time Warner, Inc. (with rights) (United
     States)                                                 1.9%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                Since
                                               1 Year          5 Year         Inception+
------------------------------------------------------------------------------------------
Class B sharesDiamond                             -38.62%          +0.20%           +5.50%
Class B sharesDiamond Diamond                     -40.41%          -0.05%           +5.50%
Class C sharesDiamond                             -38.61%          +0.25%           +5.55%
Class C sharesDiamond Diamond                     -39.16%          +0.25%           +5.55%
Class H sharesDiamond                             -38.62%          +0.19%           +5.50%
Class H sharesDiamond Diamond                     -40.41%          -0.06%           +5.50%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed within year three or four, 2.00% if redeemed in year five, and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on October 31, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.

GLOBAL GROWTH PORTFOLIO

HOW DID THE FUND PERFORM?

Wellington Management assumed portfolio management responsibilities as investment sub-adviser to the Fortis Global Growth Portfolio on April 2, 2001. For the year ended October 31, 2001, the fund had a return of -38.16%, for Class A shares before sales charge versus a return of -25.24% for the MSCI World Index.

WHY DID THE FUND PERFORM THIS WAY?

The fund was repositioned when Wellington Management began acting as sub-adviser to the fund. Significant changes included increases in the percentage of the fund allocated to the consumer discretionary, financial, and industrial sectors and a decrease in the percentage invested in utilities and technology. Stock selection was strongest in consumer cyclical and finance, helped by holdings in British retailer MARKS & SPENCER, AOL TIME WARNER, CREDIT SUISSE and MERRILL LYNCH. Unfortunately, strong performance in these areas was overshadowed by poor performance in the telecom services area, such as COLT TELECOM. Colt, an alternative UK telecom company, declined sharply during the quarter as the company reported poor financial performance. While Colt missed analysts' earnings estimates by a relatively narrow margin, we miscalculated the negative sentiment toward the sector and the small, but realistic, balance sheet risk of the company.

WHAT IS YOUR OUTLOOK?

Recently released economic data for the U.S., Germany and elsewhere support our belief that the global economy tipped into a recession as a result of the events of September 11. While central bank easing that started at the beginning of this year and has continued aggressively since September 11 should help fuel a recovery by the second half of next year, the road to recovery may be a bumpy one. However, equity markets typically anticipate economic recovery and we believe that current conditions are favorable for this to occur again, led by technology and industrials, areas of the market that have performed poorly this year but are highly sensitive to economic recovery and increased liquidity.

As always, the market environment proves to be both interesting and challenging for global investors. While volatility can cause periods of dislocation, overall this is good news for the fund. By their very nature, the global leading companies on which this fund is focused have superior products, market share, and management, making them desirable investments, especially in turbulent times. Over the long term, as long as we continue to identify the winning sectors and companies, the fund should succeed and outperform.

VALUE OF $10,000 INVESTED NOVEMBER 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GLOBAL GROWTH PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR   5 YEAR  10 YEAR
WITH SALES CHARGE*      -41.10%  -0.04%   +6.95%
WITHOUT SALES CHARGE**  -38.16%  +0.93%   +7.47%

         MSCI WORLD INDEX***  GLOBAL GROWTH PORTFOLIO CLASS A
11/1/91              $10,000                           $9,525
92                    $9,533                          $10,119
93                   $12,172                          $12,667
94                   $13,166                          $12,983
95                   $14,486                          $16,022
96                   $16,925                          $18,693
97                   $19,845                          $21,012
98                   $22,958                          $20,362
99                   $28,773                          $27,433
2000                 $29,173                          $31,668
2001                 $21,810                          $19,582

                        Annual period ended October 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of the world's major equity markets in U.S. dollars.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 10/31/2001

ADDITIONS:                                ELIMINATIONS:
AOL Time Warner, Inc. (with rights)       Bed Bath & Beyond, Inc.
Citigroup, Inc.                           Canon, Inc. ADR
Johnson & Johnson                         Cheesecake Factory, Inc.
Marks & Spencer plc                       Enron Corp.
Microsoft Corp.                           EOG Resources, Inc.
Rentokil Initial plc                      Ericsson (L.M.) Telephone Co. Class B
Samsung Electronics Co. Ltd. GDR           ADR
Staples, Inc.                             Telefonica S.A. ADR
Telefonica S.A.                           Tellabs, Inc.
TotalFinaElf S.A.                         Teva Pharmaceutical Industries Ltd. ADR
                                          Xilinx, Inc.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom                20.0%
Japan                         13.6%
France                        13.1%
Other                         13.0%
Cash Equivalents/Receivables   7.6%
Netherlands                    7.4%
Germany                        6.9%
Switzerland                    6.0%
Spain                          3.8%
South Korea                    3.0%
Ireland                        2.8%
Sweden                         2.8%

TOP 10 EQUITY HOLDINGS AS OF 10/31/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  AstraZeneca plc (United Kingdom)                        2.5%
 2.  TotalFinaElf S.A. (France)                              2.4%
 3.  Novartis AG (Switzerland)                               2.2%
 4.  Vodafone Group plc (United Kingdom)                     1.9%
 5.  Rentokil Initial plc (United Kingdom)                   1.7%
 6.  Royal Dutch Petroleum Co. (Netherlands)                 1.6%
 7.  Marks & Spencer plc (United Kingdom)                    1.5%
 8.  Aegon N.V. (Netherlands)                                1.5%
 9.  BNP Paribas S.A. (France)                               1.5%
10.  Granada plc (United Kingdom)                            1.5%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                 Since
                                               1 Year         Inception+
---------------------------------------------------------------------------
Class B sharesDiamond                             -32.61%            +6.53%
Class B sharesDiamond Diamond                     -34.91%            +5.90%
Class C sharesDiamond                             -32.61%            +6.53%
Class C sharesDiamond Diamond                     -33.28%            +6.53%
Class H sharesDiamond                             -32.59%            +6.50%
Class H sharesDiamond Diamond                     -34.89%            +5.88%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CSDC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on
                 October 31, 2001.
              + Since March 2, 1998 -- Date shares were first offered to the public.

INTERNATIONAL EQUITY PORTFOLIO

HOW DID THE FUND PERFORM?

Wellington Management assumed portfolio management responsibilities as investment sub-adviser to the Fortis International Equity Portfolio on April 2, 2001. For the year ended October 31, 2001, the fund returned -32.09%, for Class A shares before sales charge versus a return of -25.56% for the MSCI EAFE GDP Index.

WHY DID THE FUND PERFORM THIS WAY?

The fund was repositioned when Wellington Management began acting as sub-adviser to the fund. Significant changes included increases in the percentage of the fund allocated to the consumer discretionary, financial, and telecommunication sectors and a decrease in the percentage invested in technology. However, the fund remains overweighted relative to the index in technology, which performed poorly during the period. The fund's overweighted position in consumer discretionary stocks also hurt as consumer demand was put on hold in the wake of September 11th. The fund's stock selection was strong in consumer discretionary, financials and technology, but this was somewhat offset by weakness in telecommunications services, mainly in holdings COLT TELECOM and SONERA. From a geographic perspective, the fund's underweighted position in Japan and strong stock selection in Europe were positive, while stock selection in the emerging markets, Japan and Hong Kong was negative.

WHAT IS YOUR OUTLOOK?

The recent terrorist attacks on the United States will likely amplify economic and market developments that were already unfolding, resulting in a longer and deeper slowdown than was expected. We expect yet-slower growth over the coming months, particularly on the consumer side, as people reassess priorities and conserve resources amidst uncertainty. Capital investment is also likely to be further restrained. We expect considerable market volatility in the short run, as economic and geopolitical risk remains high. We are taking advantage of market weakness, however, to gradually increase the BETA of the portfolio as the massive amounts of liquidity and growing fiscal stimulus promise to turn the global economy around by next year.

VALUE OF $10,000 INVESTED MARCH 2, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL EQUITY PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN

                         1 YEAR  SINCE MARCH 2, 1998@
WITH SALES CHARGE*      -35.32%                +5.85%
WITHOUT SALES CHARGE**  -32.09%                +7.26%

        MSCI EAFE INDEX***  INTERNATIONAL EQUITY PORTFOLIO CLASS A
3/2/98             $10,000                                  $9,525
98                 $10,432                                  $9,434
99                 $13,198                                 $15,745
2000               $12,915                                 $18,138
2001                $9,612                                 $12,317

                       Annual period ended October 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of the stocks of Europe, Australia and the Far East.
   @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 10/31/2001

ADDITIONS:                                ELIMINATIONS:
Adidas-Salomon AG                         Alcatel S.A. ADR
Aegon N.V.                                Arm Holdings plc
BNP Paribas S.A.                          Aventis S.A. ADR
Granada plc                               BHP Ltd. ADR
Hoya Corp.                                Canon, Inc. ADR
Marks & Spencer plc                       China Unicom Ltd. ADR
Nokia Oyj                                 Enron Corp.
Novartis AG                               HSBC Holdings plc
Rentokil Initial plc                      Riverdeep Group plc ADR
Royal Dutch Petroleum Co.                 Teva Pharmaceutical Industries Ltd. ADR

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
October 31, 2001

COMMON STOCKS-93.24%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               BERMUDA-0.35%
        8,000  Tyco International Ltd. (with
                 rights) -- TECHNOLOGY......................   $    428,298   $    393,120
                                                               ------------   ------------
               FINLAND-2.69%
       78,500  Nokia Oyj -- TECHNOLOGY......................      1,329,341      1,642,475
       41,300  UPM-Kymmene Oyj -- BASIC MATERIALS...........      1,375,696      1,342,880
                                                               ------------   ------------
                                                                  2,705,037      2,985,355
                                                               ------------   ------------
               FRANCE-4.93%
       22,546  BNP Paribas S.A. -- FINANCE..................      2,031,579      1,876,383
       13,800  Thomson Multimedia S.A. (a) -- TECHNOLOGY....        348,566        329,634
       18,100  TotalFinaElf S.A. -- ENERGY..................      2,632,762      2,543,216
       18,700  Vivendi Environnement -- SERVICES                    791,224        719,368
                                                               ------------   ------------
                                                                  5,804,131      5,468,601
                                                               ------------   ------------
               GERMANY-5.22%
       15,200  Adidas-Salomon AG -- CONSUMER CYCLICAL.......        875,539        857,034
       15,000  Bayerische Hypo- und Vereinsbank
                 AG -- FINANCE..............................        479,829        455,304
       30,300  Deutsche Bank AG -- FINANCE..................      1,627,562      1,678,409
      104,700  Deutsche Telekom AG -- TECHNOLOGY............      1,648,245      1,612,586
       24,900  Siemens AG -- TECHNOLOGY.....................      1,074,250      1,186,411
                                                               ------------   ------------
                                                                  5,705,425      5,789,744
                                                               ------------   ------------
               ISRAEL-0.98%
       36,800  Check Point Software Technologies
                 Ltd. (a) -- SERVICES.......................      1,115,326      1,086,336
                                                               ------------   ------------
               JAPAN-5.87%
       17,000  Fuji Photo Film Co. Ltd. -- CAPITAL GOODS....        571,317        561,088
       13,400  Kyocera Corp. -- TECHNOLOGY..................        929,200        911,907
       14,800  Murata Manufacturing Co. Ltd. --
                 TECHNOLOGY.................................      1,007,578        928,589
        7,100  Nintendo Co. Ltd. -- CONSUMER CYCLICAL.......        993,005      1,095,119
           59  NTT DoCoMo, Inc. -- TECHNOLOGY...............        758,765        800,131
       23,000  Softbank Corp. -- TECHNOLOGY.................        560,430        492,300
       45,600  Sony Corp. -- TECHNOLOGY.....................      2,033,510      1,724,831
                                                               ------------   ------------
                                                                  6,853,805      6,513,965
                                                               ------------   ------------
               NETHERLANDS-0.58%
       12,600  Royal Dutch Petroleum Co. -- ENERGY..........        689,003        641,208
                                                               ------------   ------------
               SOUTH KOREA-3.52%
       39,300  Samsung Electronics Co. Ltd.
                 GDR -- TECHNOLOGY (E)......................      3,306,009      2,632,644
       60,400  SK Telecom Co. Ltd. ADR -- TECHNOLOGY........      1,219,194      1,273,232
                                                               ------------   ------------
                                                                  4,525,203      3,905,876
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               SPAIN-2.49%
       21,476  Banco Popular Espanol S.A. -- FINANCE........   $    707,247   $    721,510
      170,200  Telefonica S.A. (a) -- TECHNOLOGY............      1,869,035      2,045,010
                                                               ------------   ------------
                                                                  2,576,282      2,766,520
                                                               ------------   ------------
               SWEDEN-1.11%
      284,050  Telefonaktiebolaget LM Ericsson AB
                 Class B -- TECHNOLOGY......................      1,280,100      1,233,978
                                                               ------------   ------------
               SWITZERLAND-2.73%
       49,641  Credit Suisse Group -- FINANCE...............      1,594,851      1,814,911
        5,840  Nestle S.A. Class B -- CONSUMER STAPLES......      1,299,751      1,212,420
                                                               ------------   ------------
                                                                  2,894,602      3,027,331
                                                               ------------   ------------
               UNITED KINGDOM-17.30%
      194,679  ARM Holdings plc (a) -- TECHNOLOGY                   875,874        985,263
       43,900  AstraZeneca plc -- HEALTH CARE...............      2,074,401      1,978,518
      195,563  Capita Group plc -- SERVICES.................      1,300,447      1,241,438
      164,675  COLT Telecom Group plc (a) -- TECHNOLOGY.....        703,875        281,397
       59,700  GlaxoSmithKline plc -- HEALTH CARE                 1,595,413      1,606,202
       92,900  Lloyds TSB Group plc -- FINANCE..............        933,286        937,625
      745,583  Marks & Spencer plc -- CONSUMER CYCLICAL.....      2,659,837      3,111,945
       84,000  Reed International plc -- SERVICES...........        767,443        687,768
      627,428  Rentokil Initial plc -- SERVICES.............      1,856,632      2,258,360
       78,300  Royal Bank of Scotland Group
                 plc -- FINANCE.............................      1,793,543      1,873,189
    1,833,520  Vodafone Group plc -- TECHNOLOGY                   3,774,393      4,239,716
                                                               ------------   ------------
                                                                 18,335,144     19,201,421
                                                               ------------   ------------
               UNITED STATES-45.47%
       31,300  Abbott Laboratories (with rights) -- HEALTH
                 CARE.......................................      1,634,627      1,658,274
       13,800  Alcoa, Inc. -- BASIC MATERIALS...............        468,801        445,326
       25,100  American Home Products Corp. (with
                 rights) -- HEALTH CARE.....................      1,478,551      1,401,333
       15,900  American International Group,
                 Inc. -- FINANCE............................      1,316,847      1,249,740
       68,200  AOL Time Warner, Inc. (with
                 rights) (a) -- SERVICES....................      2,153,745      2,128,522
       27,500  Avon Products, Inc. -- CONSUMER STAPLES......      1,354,433      1,287,825
       12,200  Bank of America Corp. -- FINANCE.............        694,523        719,678
       16,200  Bank One Corp. -- FINANCE....................        623,565        537,678
       46,600  Boston Scientific Corp. (a) -- HEALTH
                 CARE.......................................        842,884      1,059,684
        9,875  Cardinal Health, Inc. -- HEALTH CARE                 700,441        662,711
       88,600  Cisco Systems, Inc. (with
                 rights) (a) -- TECHNOLOGY..................      1,503,324      1,499,112
       67,700  Citigroup, Inc. -- FINANCE...................      2,846,582      3,081,704
       58,000  Dell Computer Corp. (with
                 rights) (a) -- TECHNOLOGY..................      1,370,504      1,390,840
       41,300  Exxon Mobil Corp. -- ENERGY..................      1,615,156      1,629,285
       30,400  General Electric Co. -- TECHNOLOGY                 1,154,602      1,106,864
       63,100  Gillette Co. -- BASIC MATERIALS..............      1,901,371      1,961,779
        7,100  Goldman Sachs Group, Inc. -- FINANCE.........        589,818        554,936
       91,500  Hewlett-Packard Co. -- TECHNOLOGY                  1,660,297      1,539,945

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO (CONTINUED)
Schedule of Investments
October 31, 2001

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
       69,300  Intel Corp. -- TECHNOLOGY....................   $  1,711,768   $  1,692,306
       10,700  International Business Machines
                 Corp. -- TECHNOLOGY........................      1,107,637      1,156,349
       21,500  International Paper Co. -- BASIC MATERIALS...        891,948        769,700
       41,400  Johnson & Johnson -- HEALTH CARE                   2,146,373      2,397,474
       53,900  Mattel, Inc. -- CONSUMER CYCLICAL............        983,752      1,020,327
       20,200  McDonald's Corp. -- CONSUMER CYCLICAL........        594,646        526,614
       27,700  McKesson, Inc. -- HEALTH CARE................      1,114,747      1,024,623
       40,600  Merrill Lynch & Co., Inc. (with
                 rights) -- FINANCE.........................      1,691,862      1,774,626
       46,900  Microsoft Corp. (a) -- TECHNOLOGY............      2,859,281      2,727,235
        5,800  Minnesota Mining and Manufacturing
                 Co. -- BASIC MATERIALS.....................        679,014        605,404
        4,500  Northrop Grumman Corp. (with
                 rights) -- CAPITAL GOODS...................        456,753        449,775
       28,200  Pepsico, Inc. -- CONSUMER STAPLES                  1,325,761      1,373,622
       15,000  Philip Morris Companies, Inc. -- CONSUMER
                 STAPLES....................................        735,488        702,000

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
       33,800  Raytheon Co. -- TECHNOLOGY...................   $  1,147,674   $  1,090,050
       60,800  Solectron Corp. (with rights) (a) --
                 TECHNOLOGY.................................        856,132        747,840
      157,900  Staples, Inc. (a) -- CONSUMER CYCLICAL.......      2,347,413      2,302,182
       83,500  Sun Microsystems, Inc. (a) -- SERVICES.......        818,000        847,525
       28,800  Texas Instruments, Inc. (with
                 rights) -- TECHNOLOGY......................        795,372        806,112
        7,100  VeriSign, Inc. (a) -- TECHNOLOGY.............        349,612        274,841
       23,400  Verizon Communications, Inc. -- TECHNOLOGY...      1,284,528      1,165,554
       53,700  Viacom, Inc. Class B (a) -- SERVICES               1,704,123      1,960,587
       21,900  Wal-Mart Stores, Inc. -- CONSUMER CYCLICAL...      1,177,218      1,125,660
                                                               ------------   ------------
                                                                 50,689,173     50,455,642
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $103,601,529   $103,469,097
                                                               ============   ============

PREFERRED STOCKS-0.78%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               BRAZIL-0.78%
      33,300   Telecomunicacoes Brasileiras S.A. ADR
                 Preferred  -- TECHNOLOGY...................   $    842,126   $    862,803
                                                               ------------   ------------
               TOTAL LONG-TERM INVESTMENTS..................   $104,443,655   $104,331,900
                                                               ============   ============

SHORT-TERM INVESTMENTS-1.35%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-1.35%
   $1,495,000  State Street Bank -- Repurchase Agreement,
                 2.57%, 11-1-2001 (Maturity Value
                 $1,495,107) (See Note 1)...................   $  1,495,000
       2,362   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 2.57%........          2,362
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      1,497,362
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $105,941,017) (b)..........................   $105,829,262
                                                               ============

 (a) Presently not paying dividend income.
 (b) At October 31, 2001, the cost of securities for federal income tax purposes was $107,291,418 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 3,987,297
Unrealized depreciation.....................................   (5,449,453)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(1,462,156)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2001, was $2,632,644 which represents 2.37% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001

COMMON STOCKS-91.44%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                      Cost (b)     Value (c)
------------                                                 ------------  ------------
              AUSTRALIA-0.95%
     22,686   Australia & New Zealand Banking Group
                Ltd. -- FINANCE............................  $   161,014   $   204,221
                                                             -----------   -----------
              CANADA-1.33%
     10,400   Abitibi-Consolidated, Inc. -- BASIC
                MATERIALS..................................       80,337        63,583
      6,300   Alcan, Inc. -- BASIC MATERIALS...............      236,950       193,376
      1,000   Alcan, Inc. ADR -- BASIC MATERIALS...........       46,300        30,550
                                                             -----------   -----------
                                                                 363,587       287,509
                                                             -----------   -----------
              FINLAND-2.09%
     12,800   Nokia Oyj -- TECHNOLOGY......................      292,122       267,818
     14,500   Sonera Oyj -- TECHNOLOGY.....................      131,915        82,540
      3,100   UPM-Kymmene Oyj -- BASIC MATERIALS                  88,469       100,797
                                                             -----------   -----------
                                                                 512,506       451,155
                                                             -----------   -----------
              FRANCE-13.14%
     10,600   Alcatel S.A. Class A -- TECHNOLOGY...........      139,817       160,110
      3,100   Aventis S.A. -- BASIC MATERIALS..............      248,284       228,260
     11,000   Axa -- FINANCE...............................      388,931       240,757
      3,780   BNP Paribas S.A. -- FINANCE..................      338,025       314,589
      1,200   Cap Gemini S.A. -- SERVICES..................       74,594        67,552
      6,080   Carrefour S.A. -- CONSUMER CYCLICAL..........      356,722       311,325
      5,700   CNP Assurances -- FINANCE....................      196,231       176,609
      2,400   L'OREAL S.A. -- CONSUMER CYCLICAL............      163,803       165,801
     14,700   Orange S.A. (a) -- TECHNOLOGY................      133,411       119,163
      2,200   Pechiney S.A. Class A -- BASIC MATERIALS.....       98,150       101,059
      5,500   Suez S.A. -- UTILITIES.......................      173,959       173,038
      3,600   TotalFinaElf S.A. -- ENERGY..................      538,964       505,833
      1,692   Vivendi Environnement -- SERVICES............       72,983        65,089
      4,247   Vivendi Universal S.A. -- SERVICES...........      253,548       198,532
                                                             -----------   -----------
                                                               3,177,422     2,827,717
                                                             -----------   -----------
              GERMANY-6.94%
      5,000   Adidas-Salomon AG -- CONSUMER CYCLICAL.......      267,979       281,919
      5,500   Bayer AG -- BASIC MATERIALS..................      162,947       161,495
      3,800   Bayerische Hypo- und Vereinsbank
                AG -- FINANCE..............................      119,287       115,344
      2,200   Deutsche Bank AG -- FINANCE..................      114,962       121,865
      8,300   Deutsche Telekom AG -- TECHNOLOGY                  134,197       127,836
      5,200   Deutsche Telekom AG ADR -- TECHNOLOGY........      122,980        80,600
      5,700   RWE AG -- ENERGY.............................      213,602       223,328
      3,500   SAP AG ADR -- SERVICES.......................      117,284        89,950
      3,400   Siemens AG -- TECHNOLOGY.....................      145,131       162,000
     12,085   ThyssenKrupp AG -- BASIC MATERIALS...........      154,686       130,075
                                                             -----------   -----------
                                                               1,553,055     1,494,412
                                                             -----------   -----------
              HONG KONG-2.47%
     13,000   Cheung Kong (Holdings) Ltd. -- FINANCE.......      136,215       110,000
     62,500   China Mobile (Hong Kong) Ltd. (a) --
                TECHNOLOGY.................................      257,899       189,503
     99,000   New World Development Co. Ltd. -- CONSUMER
                CYCLICAL...................................      114,548        67,904

                                                                              Market
   Shares                                                      Cost (b)     Value (c)
------------                                                 ------------  ------------
     27,000   Sun Hung Kai Properties Ltd. -- CONSUMER
                CYCLICAL...................................  $   242,715   $   165,462
                                                             -----------   -----------
                                                                 751,377       532,869
                                                             -----------   -----------
              IRELAND-2.78%
     27,500   Allied Irish Banks plc -- FINANCE............      296,455       266,269
      7,100   CRH plc -- BASIC MATERIALS...................      130,059       110,185
     16,874   Ryanair Holdings plc (a) --
                TRANSPORTATION.............................      157,977       154,969
     33,800   Smurfit (Jefferson) Group -- BASIC
                MATERIALS..................................       58,185        67,280
                                                             -----------   -----------
                                                                 642,676       598,703
                                                             -----------   -----------
              ISRAEL-0.40%
      2,900   Check Point Software Technologies
                Ltd. (a) -- SERVICES.......................       87,397        85,608
                                                             -----------   -----------
              ITALY-2.60%
     17,400   Alleanza Assicurazioni S.p.A. -- FINANCE.....      206,009       179,446
     60,976   Banca Monte dei Paschi di Siena
                S.p.A. -- FINANCE..........................      192,821       149,111
     18,400   ENI S.p.A. -- ENERGY.........................      214,960       230,694
                                                             -----------   -----------
                                                                 613,790       559,251
                                                             -----------   -----------
              JAPAN-13.55%
     12,000   Banyu Pharmaceutical Co. Ltd. -- HEALTH
                CARE.......................................      224,647       233,324
      3,000   Canon, Inc. -- TECHNOLOGY....................      118,451        87,251
      5,000   Eisai Co. Ltd. -- HEALTH CARE................      120,491       127,854
      6,000   Fuji Photo Film Co. Ltd. -- CAPITAL GOODS....      239,659       198,031
      1,000   Fujisawa Pharmaceutical Co. Ltd. -- HEALTH
                CARE.......................................       18,587        24,019
      5,000   Hoya Corp. -- HEALTH CARE....................      334,115       298,599
         21   Japan Tobacco, Inc. -- CONSUMER STAPLES......      141,573       137,249
      2,700   Kyocera Corp. -- TECHNOLOGY..................      246,704       183,743
         14   Mizuho Holdings, Inc. -- FINANCE.............       53,847        42,319
     14,000   NEC Corp. -- TECHNOLOGY......................      134,216       126,956
     11,000   Nikko Cordial Corp. -- FINANCE...............       86,867        59,401
        900   Nintendo Co. Ltd. -- CONSUMER CYCLICAL.......      114,590       138,818
         15   Nippon Telegraph & Telephone
                Corp. -- TECHNOLOGY........................       92,663        61,762
          7   NTT DoCoMo, Inc. -- TECHNOLOGY...............      109,570        94,931
      3,700   Promise Co. Ltd. -- FINANCE..................      278,937       239,402
        700   Rohm Co. Ltd. -- TECHNOLOGY..................       84,542        74,515
     28,000   Sapporo Breweries Ltd. -- CONSUMER
                CYCLICAL...................................       86,778        84,180
        121   SKY Perfect Communications,
                Inc. (a) -- TECHNOLOGY.....................      109,668       111,703
      6,200   Sony Corp. -- TECHNOLOGY.....................      415,016       234,517
      7,000   Sumitomo Mitsui Banking Corp. -- FINANCE.....       55,294        43,291
     15,000   Tokyo Style Co. Ltd. -- CONSUMER CYCLICAL....      156,539       138,597
      4,500   Toyota Motor Corp. -- CONSUMER CYCLICAL......      156,127       109,187

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
Schedule of Investments
October 31, 2001

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                      Cost (b)     Value (c)
------------                                                 ------------  ------------
         15   UFJ Holdings, Inc.  -- FINANCE...............  $    67,346   $    66,909
                                                             -----------   -----------
                                                               3,446,227     2,916,558
                                                             -----------   -----------
              NETHERLANDS-7.36%
     12,600   Aegon N.V. -- FINANCE........................      359,887       316,632
      6,400   Akzo Nobel N.V. -- BASIC MATERIALS...........      264,288       262,572
      3,879   Heineken N.V. -- CONSUMER STAPLES............      161,042       142,722
      8,800   Koninklijke (Royal) Philips Electronics
                N.V. -- TECHNOLOGY.........................      252,079       200,056
      6,600   Royal Dutch Petroleum Co. -- ENERGY                358,882       335,871
      2,200   Royal Dutch Petroleum Co. NY
                Shares -- ENERGY...........................      119,623       111,122
     11,000   TPG N.V. -- SERVICES.........................      237,566       215,195
                                                             -----------   -----------
                                                               1,753,367     1,584,170
                                                             -----------   -----------
              SINGAPORE-0.73%
     28,000   United Overseas Bank Ltd. -- FINANCE               163,498       156,553
                                                             -----------   -----------
              SOUTH AFRICA-0.30%
      1,900   AngloGold Ltd. -- BASIC MATERIALS............       62,029        64,130
                                                             -----------   -----------
              SOUTH KOREA-2.95%
     24,400   Korea Electric Power Corp. ADR --
                UTILITIES..................................      232,759       212,524
     10,600   Korea Telecom Corp. ADR -- TECHNOLOGY........      216,640       220,904
      4,700   Pohang Iron & Steel Co. Ltd. ADR -- BASIC
                MATERIALS..................................       86,198        80,605
      1,800   Samsung Electronics Co. Ltd. GDR --
                TECHNOLOGY (E).............................      132,750       120,579
                                                             -----------   -----------
                                                                 668,347       634,612
                                                             -----------   -----------
              SPAIN-3.77%
      5,200   Banco Popular Espanol S.A. -- FINANCE........      173,369       174,700
      7,400   Endesa S.A. ADR -- UTILITIES.................      112,025       113,220
      9,700   Industria de Diseno Textil S.A. (a) --
                CONSUMER CYCLICAL (E)......................      158,808       180,852
      5,700   Telefonica S.A. (a) -- TECHNOLOGY............       65,157        68,487
      7,711   Telefonica S.A. ADR (a) -- TECHNOLOGY              275,932       273,509
                                                             -----------   -----------
                                                                 785,291       810,768
                                                             -----------   -----------
              SWEDEN-2.84%
     13,100   ForeningsSparbanken
                AB (Swedbank) -- FINANCE...................      152,628       131,803
     22,290   Gambro AB Class A -- HEALTH CARE.............      144,463       129,949
     13,230   Hennes & Mauritz AB Class B -- CONSUMER
                CYCLICAL...................................      221,744       232,011
     26,930   Telefonaktiebolaget LM Ericsson AB
                Class B -- TECHNOLOGY......................      134,609       116,990
                                                             -----------   -----------
                                                                 653,444       610,753
                                                             -----------   -----------

                                                                              Market
   Shares                                                      Cost (b)     Value (c)
------------                                                 ------------  ------------
              SWITZERLAND-6.00%
      6,024   Credit Suisse Group -- FINANCE...............  $   194,553   $   220,242
      1,350   Nestle S.A. Class B -- CONSUMER STAPLES......      271,510       280,268
     12,460   Novartis AG -- HEALTH CARE...................      451,331       466,611
      2,764   Roche Holding AG -- HEALTH CARE..............      199,968       191,698
        169   Serono S.A. Class B -- HEALTH CARE...........      148,870       133,614
                                                             -----------   -----------
                                                               1,266,232     1,292,433
                                                             -----------   -----------
              TAIWAN-0.70%
     26,520   United Microelectronics Corp.
                ADR (a) -- TECHNOLOGY......................      217,519       151,164
                                                             -----------   -----------
              UNITED KINGDOM-20.02%
     11,900   AstraZeneca plc -- HEALTH CARE...............      551,189       536,318
     36,500   BAE Systems plc -- CAPITAL GOODS.............      175,685       177,028
      3,900   Barclays plc -- FINANCE......................      118,773       117,406
     40,653   British Airways plc -- TRANSPORTATION........      190,103        88,091
      6,800   British Sky Broadcasting plc (a) --
                TECHNOLOGY.................................       66,610        76,147
     34,731   British Telecommunications plc --
                TECHNOLOGY.................................      216,827       175,267
     10,100   CGNU plc -- FINANCE..........................      138,447       120,812
     45,803   COLT Telecom Group plc (a) -- TECHNOLOGY.....      408,914        78,268
     16,500   Compass Group plc -- SERVICES................      128,994       120,340
        900   GlaxoSmithKline plc -- HEALTH CARE...........       23,579        24,214
      3,300   GlaxoSmithKline plc ADR -- HEALTH CARE.......      169,455       175,890
    164,900   Granada plc -- SERVICES......................      338,290       312,358
     20,455   Imperial Chemical Industries plc -- BASIC
                MATERIALS..................................      115,837        96,383
     17,500   Lloyds TSB Group plc -- FINANCE..............      174,483       176,625
     76,200   Marks & Spencer plc -- CONSUMER CYCLICAL.....      281,590       318,047
     10,676   Pearson plc -- SERVICES......................      124,720       128,168
     14,300   Reckitt Benckiser plc -- CONSUMER STAPLES....      190,467       199,854
     25,200   Reed International plc -- SERVICES...........      230,233       206,330
    100,009   Rentokil Initial plc -- SERVICES.............      283,896       359,972
     12,400   Royal Bank of Scotland Group plc --
                FINANCE....................................      285,628       296,648
     12,100   Standard Chartered plc -- FINANCE............      153,513       120,892
    174,347   Vodafone Group plc -- TECHNOLOGY.............      452,732       403,149
                                                             -----------   -----------
                                                               4,819,965     4,308,207
                                                             -----------   -----------
              UNITED STATES-0.52%
      2,300   Schlumberger Ltd. -- ENERGY..................      147,664       111,366
                                                             -----------   -----------
              TOTAL COMMON STOCKS..........................  $21,846,407   $19,682,159
                                                             ===========   ===========

PREFERRED STOCKS-0.94%
--------------------------------------------------------------------------------

                                                                             Market
  Shares                                                      Cost (b)     Value (c)
-----------                                                 ------------  ------------
             BRAZIL-0.94%
     7,800   Telecomunicacoes Brasileiras S.A. ADR
               Preferred -- TECHNOLOGY....................  $   194,836   $   202,098
                                                            -----------   -----------
             TOTAL LONG-TERM INVESTMENTS..................  $22,041,243   $19,884,257
                                                            ===========   ===========

SHORT-TERM INVESTMENTS-8.04%
--------------------------------------------------------------------------------

 Principal                                                     Market
  Amount                                                     Value (c)
-----------                                                 ------------
             FINANCE-8.04%
$1,730,000   State Street Bank -- Repurchase Agreement,
               2.57%, 11-1-2001 (Maturity Value
               $1,730,123) (See Note 1)...................  $ 1,730,000
       387   U.S. Bank N.A. Money Market Variable Rate
               Time Deposit, Current rate -- 2.57%........          387
                                                            -----------
             TOTAL SHORT-TERM INVESTMENTS.................    1,730,387
                                                            -----------
             TOTAL INVESTMENTS IN SECURITIES (COST:
               $23,771,630) (b)...........................  $21,614,644
                                                            ===========

 (a) Presently not paying dividend income.
 (b) At October 31, 2001, the cost of securities for federal income tax purposes was $23,999,943 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   230,426
Unrealized depreciation.....................................   (2,615,725)
-------------------------------------------------------------------------
Net unrealized depreciation                                   $(2,385,299)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2001, was $301,431 which represents 1.40% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Assets and Liabilities

October 31, 2001

--------------------------------------------------------------------------------

                                                       GLOBAL     INTERNATIONAL
                                                       GROWTH        EQUITY
                                                     PORTFOLIO      PORTFOLIO
                                                     ---------    -------------
ASSETS:
  Investments in securities, as detailed in the
    accompanying schedules, at market (cost
    $105,941,017 and $23,771,630; respectively)
    (Note 1)......................................  $105,829,262   $21,614,644
  Cash on deposit with custodian..................           147       120,406
  Receivables:
    Unrealized appreciation on forward foreign
     currency contracts...........................        14,115           312
    Investment securities sold....................     7,050,356       362,069
    Interest and dividends........................       204,520        42,982
    Subscriptions of capital stock................        12,129         1,955
  Deferred registration costs (Note 1)............        18,294        17,277
  Prepaid expenses................................            --         6,457
                                                    ------------   -----------
TOTAL ASSETS......................................   113,128,823    22,166,102
                                                    ------------   -----------
LIABILITIES:
  Unrealized depreciation on forward foreign
    currency contracts (Note 1 and 3).............           194           641
  Payable for investment securities purchased.....     1,852,839       442,968
  Redemptions of capital stock....................       127,276       154,170
  Payable for investment advisory and management
    fees (Note 2).................................        97,970        18,543
  Payable for distribution fees (Note 2)..........         8,521         1,764
  Accounts payable and accrued expenses...........        72,066        24,612
                                                    ------------   -----------
TOTAL LIABILITIES.................................     2,158,866       642,698
                                                    ------------   -----------
NET ASSETS:
  Net proceeds of capital stock, par value $.01
    per share-authorized 10,000,000,000;
    10,000,000,000 shares; respectively...........    97,164,622    30,126,554
  Unrealized depreciation of investments in
    securities and the translations of assets and
    liabilities denominated in foreign currency...      (119,764)   (2,157,057)
  Accumulated net realized gain (loss) from the
    sale of investments and foreign currency
    transactions..................................    13,925,099    (6,446,093)
                                                    ------------   -----------
TOTAL NET ASSETS..................................  $110,969,957   $21,523,404
                                                    ============   ===========
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of $81,613,972
  and $14,716,853; respectively and 4,351,471 and
  1,105,649 shares outstanding; respectively).....        $18.76        $13.31
                                                    ------------   -----------
Class B shares (based on net assets of $11,178,156
  and $2,781,474; respectively and 631,687 and
  212,933 shares outstanding; respectively).......        $17.70        $13.06
                                                    ------------   -----------
Class C shares (based on net assets of $3,596,828
  and $1,050,041; respectively and 202,464 and
  80,378 shares outstanding; respectively)........        $17.77        $13.06
                                                    ------------   -----------
Class H shares (based on net assets of $14,581,001
  and $2,975,036; respectively and 823,909 and
  227,986 shares outstanding; respectively).......        $17.70        $13.05
                                                    ------------   -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Operations

For the Year Ended October 31, 2001

--------------------------------------------------------------------------------

                                                       GLOBAL      INTERNATIONAL
                                                       GROWTH         EQUITY
                                                      PORTFOLIO      PORTFOLIO
                                                      ---------    -------------
NET INVESTMENT LOSS
  Income:
    Interest income...............................  $    407,340   $    140,872
    Dividend income (Net of foreign witholding
     taxes of $90,491 and $41,155,
     respectively)................................     1,255,192        349,214
    Fee income (Note 1)...........................        14,202             --
                                                    ------------   ------------
  Total income....................................     1,676,734        490,086
                                                    ------------   ------------
  Expenses:
    Investment advisory and management fees
     (Note 2).....................................     1,474,869        266,884
    Distribution fees (Class A) (Note 2)..........       273,886         45,479
    Distribution fees (Class B) (Note 2)..........       142,547         33,029
    Distribution fees (Class C) (Note 2)..........        48,187         15,287
    Distribution fees (Class H) (Note 2)..........       188,589         36,652
    Registration fees (Note 2)....................        45,086         42,964
    Shareholders' notices and reports.............        82,800         18,003
    Legal and auditing fees.......................        28,230         17,050
    Custodian fees................................        48,839         26,352
    Directors' fees and expenses..................        13,740          2,870
    Amortization of organization costs
     (Note 1).....................................            --          4,843
    Other.........................................        11,063          1,680
                                                    ------------   ------------
  Total expenses..................................     2,357,836        511,093
                                                    ------------   ------------
NET INVESTMENT LOSS...............................      (681,102)       (21,007)
                                                    ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY (NOTE 1)
  Net realized gain (loss) from:
    Investments...................................    18,105,800     (5,403,421)
    Foreign currency transactions.................         5,586        (28,067)
                                                    ------------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS...................    18,111,386     (5,431,488)
                                                    ------------   ------------
  Net change in unrealized appreciation or
    depreciation from:
    Investments...................................   (91,619,082)    (4,973,190)
    Translation of assets and liabilities
     denominated in foreign currency..............         3,261            343
                                                    ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION OR
  DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS....................................   (91,615,821)    (4,972,847)
                                                    ------------   ------------
NET (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS....................................   (73,504,435)   (10,404,335)
                                                    ------------   ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $(74,185,537)  $(10,425,342)
                                                    ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                        FOR THE           FOR THE
                                                       YEAR ENDED        YEAR ENDED
                                                    OCTOBER 31, 2001  OCTOBER 31, 2000
                                                    ----------------  ----------------
OPERATIONS:
  Net investment loss.............................    $   (681,102)     $ (2,059,498)
  Net realized gain on investments and foreign
    currency transactions.........................      18,111,386        13,123,502
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................     (91,615,821)       14,820,593
                                                      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................     (74,185,537)       25,884,597
                                                      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    Class A.......................................      (9,304,129)      (14,847,214)
    Class B.......................................      (1,237,054)       (1,748,861)
    Class C.......................................        (433,848)         (655,730)
    Class H.......................................      (1,677,253)       (2,622,899)
                                                      ------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............     (12,652,284)      (19,874,704)
                                                      ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (2,197,714 and 1,304,135 shares)......      46,281,369        47,673,523
    Class B (102,581 and 160,924 shares)..........       2,337,616         5,559,149
    Class C (30,198 and 42,335 shares)............         671,662         1,470,930
    Class H (109,130 and 129,580 shares)..........       2,432,606         4,493,037
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (316,365 and 437,764 shares)..........       9,070,332        14,507,484
    Class B (44,719 and 54,302 shares)............       1,218,135         1,727,891
    Class C (15,762 and 20,180 shares)............         431,081           644,334
    Class H (61,044 and 81,773 shares)............       1,663,455         2,602,826
  Less cost of repurchase of shares
    Class A (2,716,546 and 1,357,375 shares)......     (57,641,329)      (49,570,797)
    Class B (119,237 and 101,667 shares)..........      (2,581,691)       (3,520,732)
    Class C (55,712 and 28,375 shares)............      (1,208,700)         (973,790)
    Class H (163,292 and 125,055 shares)..........      (3,550,993)       (4,298,605)
                                                      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................        (876,457)       20,315,250
                                                      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (87,714,278)       26,325,143
NET ASSETS:
  Beginning of year...............................     198,684,235       172,359,092
                                                      ------------      ------------
  End of year.....................................    $110,969,957      $198,684,235
                                                      ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                        FOR THE           FOR THE
                                                       YEAR ENDED        YEAR ENDED
                                                    OCTOBER 31, 2001  OCTOBER 31, 2000
                                                    ----------------  ----------------
OPERATIONS:
  Net investment loss.............................    $    (21,007)     $   (149,269)
  Net realized loss on investments and foreign
    currency transactions.........................      (5,431,488)       (1,037,114)
  Net change in unrealized depreciation of
    investments and foreign currency..............      (4,972,847)         (577,633)
                                                      ------------      ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................     (10,425,342)       (1,764,016)
                                                      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.......................................              --           (35,022)
  From net realized gains on investments
    Class A.......................................              --           (95,596)
    Class B.......................................              --           (10,612)
    Class C.......................................              --            (5,867)
    Class H.......................................              --           (16,658)
                                                      ------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............              --          (163,755)
                                                      ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (588,397 and 959,282 shares)..........       9,169,779        22,671,380
    Class B (85,311 and 248,900 shares)...........       1,369,057         5,874,627
    Class C (398,313 and 95,512 shares)...........       6,501,680         2,302,352
    Class H (51,023 and 195,630 shares)...........         826,444         4,621,142
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (0 and 5,784 shares)..................              --           128,835
    Class B (0 and 469 shares)....................              --            10,566
    Class C (0 and 259 shares)....................              --             5,839
    Class H (0 and 724 shares)....................              --            16,318
  Less cost of repurchase of shares
    Class A (596,449 and 450,544 shares)..........      (9,235,939)      (10,526,705)
    Class B (72,267 and 105,758 shares)...........      (1,144,503)       (2,460,400)
    Class C (420,247 and 28,480 shares)...........      (6,842,451)         (629,007)
    Class H (57,489 and 58,715 shares)............        (916,540)       (1,337,772)
                                                      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................        (272,473)       20,677,175
                                                      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (10,697,815)       18,749,404
NET ASSETS:
  Beginning of year...............................      32,221,219        13,471,815
                                                      ------------      ------------
  End of year.....................................    $ 21,523,404      $ 32,221,219
                                                      ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolios (the funds) are diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of each of the funds is long-term capital appreciation, with current income as a secondary objective. The Global Growth Portfolio ("Global Growth") seeks to achieve its objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse, countries and regions of the world. The International Equity Portfolio ("International Equity") seeks to achieve its objective by investing primarily in equity securities of non-U.S. companies. The articles of incorporation of Fortis Worldwide Portfolios, Inc. permits the Board of Directors to create additional portfolios in the future. The funds offer Class A, Class B, Class C and Class H shares. The Global Growth Portfolio began to issue multiple class shares effective November 14, 1994. The inception of International Equity Portfolio was January 27, 1998, and the date shares were first offered to the public was March 2, 1998. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   REPURCHASE AGREEMENTS: A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the funds enter into a repurchase agreement, the value of the underlying collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each fund's custodian in book entry or physical form in the custodial account of the fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the funds' custodian, State Street Bank.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (HIMCO) or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

   The Global Growth and International Equity Portfolios together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP, have an interest in a $1,618,213,000 joint repurchase agreement dated October 31, 2001 with State Street Bank, 2.57% due November 1, 2001. This joint repurchase agreement is collateralized by $1,629,165,970 U.S. Treasury Bonds 5.25% - 13.25% due 2003 - 2028.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, other translation gains or losses on dividends, interest income and foreign withholding taxes. The funds may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The funds are subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the year ended October 31, 2001, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $371,120,447 and $383,717,991 for Global Growth Portfolio; and $41,754,424
   and $41,156,251 for International Equity Portfolio, respectively.

   LENDING OF PORTFOLIO SECURITIES: At October 31, 2001, there were no securities on loan. For the Global Growth Portfolio, fee income from securities lending amounted to $14,202 for the year ended October 31, 2001. The risks to the fund in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   FEDERAL TAXES: The funds intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so

--------------------------------------------------------------------------------
   qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   For federal income tax purposes, the International Equity Portfolio has a capital loss carryover of $6,217,780 at October 31, 2001, which, if not offset by subsequent capital gains, will expire in 2008 and 2009.

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   Net investment income and net realized gains may differ for financial statement and tax purposes because of foreign exchange gains and losses, treatment of net investment losses and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, such as distributions upon redemption and net operating losses, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to paid-in-capital by the following:

                                                    Undistributed
                                                    Net Investment                       Accumulated
                                                        Income        Paid-in-Capital       Gains
   -------------------------------------------------------------------------------------------------
   Global Growth Portfolio......................       $681,102         $3,076,697       $(3,757,799)
   International Equity Portfolio...............         21,007            (76,407)           55,400

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the funds to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the fund at net asset value or payable in cash without any charge to the shareholder.

   For federal income tax purposes the funds may designate as capital gains distributions, the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

   Global Growth elected to use equalization debits in the amount of $4,080,203.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the International Equity Portfolio. These costs are being amortized over 60 months on a straight line basis, beginning
   March 2, 1998.

   ILLIQUID SECURITIES: At October 31, 2001, investments in securities for the funds did not include issues that are illiquid. Global Growth and International Equity currently limit investments in illiquid securities to 15% of total net assets, at market value, at date of purchase. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including Global Growth and International Equity have a revolving credit agreement with U.S. Bank Minnesota N.A., whereby the funds are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the funds to participate with other Fortis Funds, permits borrowings up to $50 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers' option of: the reserve-adjusted LIBOR plus a "margin" of 20 basis points; or the Federal Funds rate plus a "margin" of 45 basis points. Each fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Global Growth Portfolio utilized the credit facility during the year ended October 31, 2001 for 2 days and borrowed an average of $650,000 with an average interest rate of 4.45%.

   OTHER: At October 31, 2001, Hartford Administrative Services Company, formerly Fortis Advisers, Inc. owned 212,029 Class A shares of the International Equity Portfolio.

2. PAYMENTS TO RELATED PARTIES: Hartford Administrative Services Company ("HIFSCO") (See Note 4) is the investment adviser for each fund. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million for the funds.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay HIFSCO (the funds' principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes of each of the fund's) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. HIFSCO also received sales charges (paid by purchasers of the fund's shares) aggregating $230,504 and $79,870 for Class A, $25,146 and $9,363 for Class B, $862 and $3,104 for Class C, and $32,665 and $13,066 for Class H for the Global Growth and International Equity Portfolios, respectively, for the year ended October 31, 2001.

   As adviser for the Worldwide Portfolios, HIFSCO has retained Wellington Management Company, LLP ("Wellington") to provide investment advice and, in general, to conduct the management investment program of the fund, subject to the general control of HIFSCO and the Board of Directors of the Worldwide Portfolios. Pursuant to the sub-advisory agreements, Wellington will regularly provide the funds with investment research, advice and supervision and furnish continuously an investment program consistent with the funds' investment objectives and policies, including the purchase, retention and disposition of securities.

   Legal fees and expenses aggregating $5,100 and $650 for the Global Growth and International Equity Portfolios, respectively, for the year ended
   October 31, 2001, were paid to a law firm of which the secretary of the funds is a partner.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

3. FORWARD FOREIGN CURRENCY CONTRACTS: At October 31, 2001, the funds entered into forward foreign currency exchange contracts that obligated the funds to receive currencies at a specified future date. The unrealized appreciation (depreciation) of $13,921 and ($329) for Global Growth and International Equity Portfolio on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

   FORWARD FOREIGN CURRENCY CONTRACTS

   GLOBAL GROWTH PORTFOLIO
   ----------------------------------------------------------------------------------------------------------
                                           U.S. Dollar                         U.S. Dollar
                          Currency To      Value As Of       Currency To       Value As Of     Appreciation/
       Settle Date        Be Delivered   October 31, 2001    Be Received     October 31, 2001  (Depreciation)
   ----------------------------------------------------------------------------------------------------------
   November 1, 2001....     696,382         $  627,231         629,160          $  629,160        $ 1,929
                              Euro                           U.S. Dollar
   November 2, 2001....    1,653,345         1,489,167        1,495,285          1,495,285          6,118
                              Euro                           U.S. Dollar
   November 2, 2001....   137,144,479        1,120,416        1,125,408          1,125,408          4,992
                          Japanese Yen                       U.S. Dollar
   November 5, 2001....     218,552            218,552         242,432             218,358           (194)
                           U.S Dollar                            Euro
   November 5, 2001....     333,439            333,439        3,557,499            334,515          1,076
                          U.S. Dollar                       Swedish Krone
                                            ----------                          ----------        -------
                                            $3,788,805                          $3,802,726        $13,921
                                            ----------                          ----------        -------

   INTERNATIONAL EQUITY PORTFOLIO
   ----------------------------------------------------------------------------------------------------------
                                           U.S. Dollar                         U.S. Dollar
                          Currency To      Value As Of       Currency To       Value As Of     Appreciation/
       Settle Date        Be Delivered   October 31, 2001    Be Received     October 31, 2001  (Depreciation)
   ----------------------------------------------------------------------------------------------------------
   November 1, 2001....      15,900          $ 23,123           23,098           $ 23,098          $ (25)
                         British Pounds                      U.S. Dollar
   November 1, 2001....      83,515            75,222           75,453             75,453            231
                              Euro                           U.S. Dollar
   November 1, 2001....      8,837              8,837         1,077,762             8,805            (32)
                          U.S. Dollar                        Japanese Yen
   November 2, 2001....      58,974            85,766           85,686             85,686            (80)
                         British Pounds                      U.S. Dollar
   November 2, 2001....    1,084,008            8,856           8,895               8,895             39
                          Japanese Yen                       U.S. Dollar
   November 2, 2001....      27,059            27,059           29,883             26,915           (144)
                          U.S. Dollar                            Euro
   November 2, 2001....      37,161            37,161           41,090             37,009           (152)
                          U.S. Dollar                            Euro
   November 5, 2001....      40,002            40,002           27,470             39,949            (53)
                          U.S. Dollar                       British Pounds
   November 5, 2001....     145,176           145,176          161,038            145,047           (129)
                          U.S. Dollar                            Euro
   November 5, 2001....      2,859              2,859          348,994              2,851             (8)
                          U.S. Dollar                        Japanese Yen
   November 5, 2001....      12,863            12,863          137,241             12,905             42
                          U.S. Dollar                       Swedish Krone
   November 5, 2001....      16,466            16,466           26,858             16,448            (18)
                          U.S. Dollar                        Swiss Francs
                                             --------                            --------          -----
                                             $483,390                            $483,061          $(329)
                                             --------                            --------          -----

4. HARTFORD LIFE ACQUISITION: On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company. The Hartford is a leading insurance and financial services company with over $165 billion in assets. Prior to the acquisition, Fortis Advisers served as the investment adviser to the funds and Fortis Investors served as the principal underwriter to the funds. HIFSCO, a wholly owned indirect subsidiary of The Hartford, is now the investment adviser to the funds. As a result of the acquisition, HIFSCO and Wellington became (with approval by the funds' Board of Directors), the interim investment adviser to funds and interim investment sub-adviser to the funds, respectively. Hartford Administrative Services Company, formerly Fortis Advisers, serves as the transfer agent and dividend agent to the funds. As of October 15, 2001, HIFSCO became the underwriter to the funds.

   MARYLAND REDOMESTICATION: On November 30, 2001, Global Growth Portfolio and International Equity Portfolio were redomesticated as series of a new Maryland corporation, Hartford-Fortis Series Fund, Inc.

   PROPOSED MERGER: The Board of Directors of Fortis Worldwide has approved the reorganization of Global Growth Portfolio and International Equity Portfolio (the "Fortis fund") into similar funds in The Hartford Fund Family. In each case, the Hartford fund will acquire all of the assets of the Fortis fund, and Fortis fund shareholders will receive shares of the Hartford fund in exchange for their Fortis fund shares. Each reorganization must be approved by shareholders of the reorganizing Fortis fund. Shareholders will be asked to approve the reorganizations at a special meeting of the funds' shareholders, to be held on or about January 31, 2002. The targeted effective date of the reorganizations is February 19, 2002.

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the funds was as follows:

                                                                 Class A
                                           ---------------------------------------------------
                                                         Year Ended October 31,
                                           ---------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 32.51   $  31.23   $  23.18   $  23.92   $  21.28
                                           -------   --------   --------   --------   --------

Operations:
  Investment income (loss) - net........        --       (.28)      (.17)      (.12)      (.07)
  Net realized and unrealized gain
    (loss) on investments...............    (11.70)      5.17       8.22       (.62)      2.71
                                           -------   --------   --------   --------   --------
Total from operations...................    (11.70)      4.89       8.05       (.74)      2.64
                                           -------   --------   --------   --------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (2.05)     (3.61)        --         --         --
                                           -------   --------   --------   --------   --------
Net asset value, end of year............   $ 18.76   $  32.51   $  31.23   $  23.18   $  23.92
                                           -------   --------   --------   --------   --------
Total return @..........................    (38.16%)    15.44%     34.73%     (3.09%)    12.41%
Net assets end of year (000s omitted)...   $81,614   $148,027   $130,195   $110,772   $125,268
Ratio of expenses to average daily net
  assets................................      1.40%      1.35%      1.41%      1.42%      1.44%
Ratio of net investment loss to average
  daily net assets......................      (.27%)     (.78%)     (.60%)     (.44%)     (.29%)
Portfolio turnover rate.................       267%        30%        49%        29%        30%

                                                               Class B
                                           -----------------------------------------------
                                                       Year Ended October 31,
                                           -----------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2001      2000      1999      1998      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 31.01   $ 30.13   $ 22.54   $ 23.42   $ 20.98
                                           -------   -------   -------   -------   -------

Operations:
  Investment loss - net.................      (.22)     (.44)     (.63)     (.26)     (.27)
  Net realized and unrealized gain
    (loss) on investments...............    (11.04)     4.93      8.22      (.62)     2.71
                                           -------   -------   -------   -------   -------
Total from operations...................    (11.26)     4.49      7.59      (.88)     2.44
                                           -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (2.05)    (3.61)       --        --        --
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $ 17.70   $ 31.01   $ 30.13   $ 22.54   $ 23.42
                                           -------   -------   -------   -------   -------
Total return @..........................    (38.62%)   14.60%    33.67%    (3.76%)   11.63%
Net assets end of year (000s omitted)...   $11,178   $18,717   $14,766   $11,680   $11,446
Ratio of expenses to average daily net
  assets................................      2.15%     2.10%     2.16%     2.17%     2.19%
Ratio of net investment loss to average
  daily net assets......................     (1.02%)   (1.53%)   (1.35%)   (1.19%)   (1.03%)
Portfolio turnover rate.................       267%       30%       49%       29%       30%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (continued):

                                                                   Class C
                                           -------------------------------------------------------
                                                           Year Ended October 31,
                                           -------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2001       2000         1999         1998       1997
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 31.12    $30.19       $22.55       $23.43     $21.00
                                           -------    ------       ------       ------     ------

Operations:
  Investment loss - net.................      (.22)     (.41)        (.58)        (.26)      (.28)
  Net realized and unrealized gain
    (loss) on investments...............    (11.08)     4.95         8.22         (.62)      2.71
                                           -------    ------       ------       ------     ------
Total from operations...................    (11.30)     4.54         7.64         (.88)      2.43
                                           -------    ------       ------       ------     ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (2.05)    (3.61)          --           --         --
                                           -------    ------       ------       ------     ------
Net asset value, end of year............   $ 17.77    $31.12       $30.19       $22.55     $23.43
                                           -------    ------       ------       ------     ------
Total return @..........................    (38.61%)   14.73%       33.88%       (3.76%)    11.57%
Net assets end of year (000s omitted)...   $ 3,597    $6,604       $5,375       $5,009     $4,664
Ratio of expenses to average daily net
  assets................................      2.15%     1.96%(a)     2.04%(a)     2.17%      2.19%
Ratio of net investment loss to average
  daily net assets......................     (1.02%)   (1.38%)(a)   (1.23%)(a)   (1.20%)    (1.04%)
Portfolio turnover rate.................       267%       30%          49%          29%        30%

                                                                 Class H
                                           ---------------------------------------------------
                                                         Year Ended October 31,
                                           ---------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 31.01    $ 30.14    $ 22.54    $ 23.42    $ 20.99
                                           -------    -------    -------    -------    -------

Operations:
  Investment loss - net.................      (.22)      (.45)      (.62)      (.26)      (.28)
  Net realized and unrealized gain
    (loss) on investments...............    (11.04)      4.93       8.22       (.62)      2.71
                                           -------    -------    -------    -------    -------
Total from operations...................    (11.26)      4.48       7.60       (.88)      2.43
                                           -------    -------    -------    -------    -------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (2.05)     (3.61)        --         --         --
                                           -------    -------    -------    -------    -------
Net asset value, end of year............   $ 17.70    $ 31.01    $ 30.14    $ 22.54    $ 23.42
                                           -------    -------    -------    -------    -------
Total return @..........................    (38.62%)    14.56%     33.72%     (3.76%)    11.58%
Net assets end of year (000s omitted)...   $14,581    $25,336    $22,023    $18,531    $18,690
Ratio of expenses to average daily net
  assets................................      2.15%      2.10%      2.16%      2.17%      2.19%
Ratio of net investment loss to average
  daily net assets......................     (1.02%)    (1.53%)    (1.35%)    (1.19%)    (1.04%)
Portfolio turnover rate.................       267%        30%        49%        29%        30%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
(a) Advisors has waived expenses for 12b-1 fees charged in excess of National Association of Securities Dealers limitations. For the years ended October 31, 2000, and October 31, 1999, had the waivers not been made, ratios of expenses and net investment loss to average daily net assets would have been 2.10% and 2.16% and (1.53%) and (1.35%) respectively, for Class C.

--------------------------------------------------------------------------------

                                                           Class A
                                           ----------------------------------------
                                                    Year Ended October 31,
                                           ----------------------------------------
INTERNATIONAL EQUITY PORTFOLIO              2001      2000      1999        1998**
-----------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 19.60   $ 17.14   $ 10.36      $10.46
                                           -------   -------   -------      ------

Operations:
  Investment income (loss) - net........       .06      (.03)       --         .02
  Net realized and unrealized gain
    (loss) on investments...............     (6.35)     2.65      6.88        (.12)
                                           -------   -------   -------      ------
Total from operations...................     (6.29)     2.62      6.88        (.10)
                                           -------   -------   -------      ------

Distributions to shareholders:
  From investment income - net..........        --      (.03)     (.10)         --
  From net realized gains...............        --      (.13)       --          --
                                           -------   -------   -------      ------
Total distributions to shareholders.....        --      (.16)     (.10)         --
                                           -------   -------   -------      ------
Net asset value, end of year............   $ 13.31   $ 19.60   $ 17.14      $10.36
                                           -------   -------   -------      ------
Total return @..........................    (32.09%)   15.20%    66.90%       (.96%)
Net assets end of year (000s omitted)...   $14,717   $21,827   $10,267      $3,362
Ratio of expenses to average daily net
  assets................................      1.68%     1.54%     1.70%(a)    1.70%(a)*
Ratio of net investment income (loss) to
  average daily net assets..............       .16%     (.25%)    (.18%)(a)    .57%(a)*
Portfolio turnover rate.................       173%       33%       62%         43%

                                                          Class B
                                           -------------------------------------
                                                  Year Ended October 31,
                                           -------------------------------------
INTERNATIONAL EQUITY PORTFOLIO              2001     2000     1999       1998**
--------------------------------------------------------------------------------
Net asset value, beginning of year......   $19.38   $17.05   $10.33      $10.45
                                           ------   ------   ------      ------

Operations:
  Investment income (loss) - net........     (.09)    (.17)    (.13)         --
  Net realized and unrealized gain
    (loss) on investments...............    (6.23)    2.63     6.88        (.12)
                                           ------   ------   ------      ------
Total from operations...................    (6.32)    2.46     6.75        (.12)
                                           ------   ------   ------      ------

Distributions to shareholders:
  From investment income - net..........       --       --     (.03)         --
  From net realized gains...............       --     (.13)      --          --
                                           ------   ------   ------      ------
Total distributions to shareholders.....       --     (.13)    (.03)         --
                                           ------   ------   ------      ------
Net asset value, end of year............   $13.06   $19.38   $17.05      $10.33
                                           ------   ------   ------      ------
Total return @..........................   (32.61%)  14.34%   65.56%      (1.15%)
Net assets end of year (000s omitted)...   $2,781   $3,873   $  959      $  143
Ratio of expenses to average daily net
  assets................................     2.43%    2.29%    2.45%(a)    2.45%(a)*
Ratio of net investment loss to average
  daily net assets......................     (.59%)  (1.00%)   (.93%)(a)   (.18%)(a)*
Portfolio turnover rate.................      173%      33%      62%         43%

*      Annualized.
** For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average daily net assets for Class A and 2.45% for Class B. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment loss to average daily net assets would have been 2.44% and (.92%) for Class A, 3.19% and (1.67%) for Class B. For the period ended October 31, 1998, the ratios of expenses and net investment loss to average daily net assets would have been 3.70% and (1.43%) for Class A, and 4.45% and (2.18%) for Class B.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (continued):

                                                          Class C
                                           -------------------------------------
                                                  Year Ended October 31,
                                           -------------------------------------
INTERNATIONAL EQUITY PORTFOLIO              2001     2000     1999       1998**
--------------------------------------------------------------------------------
Net asset value, beginning of year......   $19.38   $17.05   $10.32      $10.45
                                           ------   ------   ------      ------

Operations:
  Investment loss - net.................     (.09)    (.17)    (.12)       (.01)
  Net realized and unrealized gain
    (loss) on investments...............    (6.23)    2.63     6.88        (.12)
                                           ------   ------   ------      ------
Total from operations...................    (6.32)    2.46     6.76        (.13)
                                           ------   ------   ------      ------

Distributions to shareholders:
  From investment income - net..........       --       --     (.03)         --
  From net realized gains...............       --     (.13)      --          --
                                           ------   ------   ------      ------
Total distributions to shareholders.....       --     (.13)    (.03)         --
                                           ------   ------   ------      ------
Net asset value, end of year............   $13.06   $19.38   $17.05      $10.32
                                           ------   ------   ------      ------
Total return @..........................   (32.61%)  14.34%   65.72%      (1.24%)
Net assets end of year (000s omitted)...   $1,050   $1,983   $  597      $   31
Ratio of expenses to average daily net
  assets................................     2.43%    2.29%    2.45%(a)    2.45%(a)*
Ratio of net investment loss to average
  daily net assets......................     (.59%)  (1.00%)   (.93%)(a)   (.18%)(a)*
Portfolio turnover rate.................      173%      33%      62%         43%

                                                          Class H
                                           -------------------------------------
                                                  Year Ended October 31,
                                           -------------------------------------
INTERNATIONAL EQUITY PORTFOLIO              2001     2000     1999       1998**
--------------------------------------------------------------------------------
Net asset value, beginning of year......   $19.36   $17.03   $10.32      $10.45
                                           ------   ------   ------      ------

Operations:
  Investment loss - net.................     (.08)    (.17)    (.14)       (.01)
  Net realized and unrealized gain
    (loss) on investments...............    (6.23)    2.63     6.88        (.12)
                                           ------   ------   ------      ------
Total from operations...................    (6.31)    2.46     6.74        (.13)
                                           ------   ------   ------      ------

Distributions to shareholders:
  From investment income - net..........       --       --     (.03)         --
  From net realized gains...............       --     (.13)      --          --
                                           ------   ------   ------      ------
Total distributions to shareholders.....       --     (.13)    (.03)         --
                                           ------   ------   ------      ------
Net asset value, end of year............   $13.05   $19.36   $17.03      $10.32
                                           ------   ------   ------      ------
Total return @..........................   (32.59%)  14.36%   65.53%      (1.24%)
Net assets end of year (000s omitted)...   $2,975   $4,538   $1,649      $  267
Ratio of expenses to average daily net
  assets................................     2.43%    2.29%    2.45%(a)    2.45%(a)*
Ratio of net investment loss to average
  daily net assets......................     (.59%)  (1.00%)   (.93%)(a)   (.18%)(a)*
Portfolio turnover rate.................      173%      33%      62%         43%

*      Annualized.
** For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 2.45% of the average daily net assets for Classes C and H. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment loss to average daily net assets would have been 3.19% and (1.67%) for Class C, 3.19% and (1.67%) for Class H. For the period ended
       October 31, 1998, the ratios of expenses and net investment loss to average daily net assets would have been 4.45% and (2.18%) for Class C, and 4.45% and (2.18%) for Class H.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Hartford-Fortis Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Global Growth Portfolio and International Equity Portfolio (funds within Hartford-Fortis Series Fund, Inc.; formerly Fortis Worldwide Portfolios, Inc.) as of October 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Portfolio and International Equity Portfolio as of October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota
December 7, 2001

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The information set forth below is for the fund's fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2002. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

GLOBAL GROWTH PORTFOLIO

RECORD DATE                                    Class A   Class B   Class C   Class H
                                               --------------------------------------
Long-Term Capital Gain Per Share
November 13, 2000............................  $2.0520   $2.0520   $2.0520   $2.0520
                                               -------   -------   -------   -------

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):

At a special meeting of shareholders, held on May 31, 2001, the following individuals were elected as directors of Fortis Worldwide: Allen R. Freedman, Dr. Robert M. Gavin, Jean L. King, Phillip O. Peterson, Robb L. Prince, Leonard
J. Santow, Noel F. Schenker, Dr. Lemma W. Senbet and Joseph M. Wikler. The final voting results are as follows:

                                                 Shares voted     Shares
                  Director                           FOR         WITHHELD
                                                 ------------------------
Allen R. Freedman............................      3,639,161     110,339
Dr. Robert M. Gavin..........................      3,640,766     108,735
Jean L. King.................................      3,637,960     111,541
Phillip O. Peterson..........................      3,640,326     109,174
Robb L. Prince...............................      3,640,796     108,704
Leonard J. Santow............................      3,640,684     108,816
Noel F. Schenker.............................      3,637,404     112,096
Dr. Lemma W. Senbet..........................      3,640,123     109,377
Joseph M. Wikler.............................      3,644,414     105,086

David M. Znamierowski was elected as a director of Fortis Worldwide at a meeting of the Board of Directors held on June 20, 2001.

At the same special meeting of shareholders, or at an adjourned meeting thereof, as noted, shareholders of the funds voted on the following proposals:

- TO APPROVE A DEFINITIVE INVESTMENT MANAGEMENT AGREEMENT FOR GLOBAL GROWTH PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO WITH HARTFORD INVESTMENT FINANCIAL SERVICES COMPANY. Shareholders of International Equity Portfolio approved the proposal, with 844,654 shares voted "for" and 12,487 shares voted "against" the proposal (17,406 shares abstained). At an adjourned meeting of the special meeting of shareholders, held on June 4, 2001, shareholders of Global Growth Portfolio approved the proposal, with 3,079,033 shares voted "for" and 85,963 shares voted "against" the proposal (83,941 shares abstained).

- TO APPROVE A DEFINITIVE SUB-ADVISORY AGREEMENT FOR GLOBAL GROWTH PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO WITH WELLINGTON MANAGEMENT COMPANY, LLP. Shareholders of International Equity Portfolio approved the proposal, with 846,000 shares voted "for" and 12,463 shares voted "against" the proposal (16,085 shares abstained). At an adjourned meeting of the special meeting of shareholders, held on June 4, 2001, shareholders of Global Growth Portfolio approved the proposal, 2,737,580 shares voted "for" and 85,421 shares voted "against" the proposal (76,339 shares abstained).

At an adjourned meeting of the special meeting of shareholders, held on June 21, 2001, the funds' shareholders voted on the following proposal:

- TO APPROVE THE REORGANIZATION OF EACH FUND FROM A SERIES OF A MINNESOTA CORPORATION TO A SERIES OF A MARYLAND CORPORATION. The shareholders of each class of the funds approved the proposal, with the results summarized as follows:

                                                 Shares voted    Shares voted                    Broker
                                                     FOR           AGAINST       Abstentions    non-votes
                                                 --------------------------------------------------------
Global Growth Portfolio
  Class A....................................      2,410,701         130,434         75,845      175,377
  Class B....................................        327,115           9,235          9,431       51,125
  Class C....................................        114,955          11,142          3,213        6,457
  Class H....................................        441,316           7,683         19,842       22,996
International Equity Portfolio
  Class A....................................        604,867          12,032         14,434       79,488
  Class B....................................        105,934           3,939          3,382       15,246
  Class C....................................         60,190             539          1,537       15,395
  Class H....................................        122,756             723          5,749        4,730

DIRECTORS AND OFFICERS

DIRECTORS     Allen R. Freedman          DIRECTOR, FORTIS, INC., PRIOR TO JULY
                                           2000, CHAIRMAN AND CHIEF EXECUTIVE
                                           OFFICER, FORTIS, INC., AND MANAGING
                                           DIRECTOR OF FORTIS INTERNATIONAL,
                                           N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Phillip O. Peterson        MUTUAL FUND INDUSTRY CONSULTANT; PRIOR
                                           TO JUNE 1999, PARTNER OF KPMG LLP
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel F. Schenker           SENIOR VICE PRESIDENT, MARKETING AND
                                           NEW BUSINESS DEVELOPMENT, SELECT
                                           COMFORT CORPORATION, PRIOR TO 2000,
                                           MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Dr. Lemma W. Senbet        THE WILLIAM E. MAYER PROFESSOR OF
                                           FINANCE AND CHAIR, FINANCE
                                           DEPARTMENT, UNIVERSITY OF MARYLAND,
                                           COLLEGE PARK, MD, CONSULTANT,
                                           INTERNATIONAL FINANCIAL INSTITUTIONS
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.
              David M. Znamierowski      SENIOR VICE PRESIDENT AND CHIEF
                                           INVESTMENT OFFICER OF HARTFORD LIFE,
                                           DIRECTOR AND SENIOR VICE PRESIDENT OF
                                           HIFSCO AND MANAGING DIRECTOR WITH HL
                                           ADVISORS

OFFICERS

David M. Znamierowski
  PRESIDENT
Robert W. Beltz, Jr.
  VICE PRESIDENT
Peter W. Cummins
  VICE PRESIDENT
Kevin J. Carr
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
George R. Jay
  VICE PRESIDENT
Stephen T. Joyce
  VICE PRESIDENT
David N. Levenson
  VICE PRESIDENT
Thomas M. Marra
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
John C. Walters
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT ADVISER AND          Hartford Investment Financial Services Company
PRINCIPAL UNDERWRITER           P.O. BOX 1744, HARTFORD, CT 06144-1744

REGISTRAR AND TRANSFER AGENT    Hartford Administrative Services Company
                                P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       State Street Bank and Trust Company
                                BOSTON, MASSACHUSETTS

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

             [LOGO]
             FORTIS

Solid partners, flexible solutions-SM-


--------------------------------------------------------------------------------
UNDERWRITTEN AND DISTRIBUTED THROUGH
Woodbury Financial Services, Inc.
Member NASD, SIPC
P.O. Box 64284, St. Paul, MN 55164-0284

INVESTMENT MANAGER
Hartford Investment Financial
Services Company, HIFSCO
P.O. Box 2999, Hartford, CT 06104-2999

INVESTMENT SUBADVISERS
Hartford Investment Management
Company, HIMCO
P.O. BOX 2999, Hartford, CT 06104-2999

Wellington Management Company, LLP
75 State Street, Boston, MA 02109
--------------------------------------------------------------------------------

FORTIS FUNDS                                                     ---------------
P.O. Box 64284                                                      PRSRT STD
St. Paul, MN 55164-0284                                           U.S. POSTAGE
                                                                      PAID
                                                                   THE HARTFORD
Fortis international stock funds                                 ---------------



The Fortis brandmark and Fortis-SM- are servicemarks of Fortis (B) and Fortis (NL).

96156 12/01